Second Quarter 2023
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive loss.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Supplemental Financial Information for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)
	2023		2022
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Selected Statement of Income Data
Total interest income	$170,183	$159,480	$147,598	$128,483	$110,214
Total interest expense	68,640	55,820	37,100	17,099	8,043
Net interest income	101,543	103,660	110,498	111,384	102,171
Total noninterest income	23,813	23,349	17,469	22,592	33,214
Total noninterest expense	81,292	80,440	80,230	81,847	96,997
Earnings before income taxes and provisions for credit losses	$44,064	$46,569	$47,737	$52,129	$38,388
Provisions for credit losses	$(1,078)	$491	$(456)	$11,367	$12,318
Income tax expense	9,835	9,697	10,042	8,931	6,717
Net income applicable to FB Financial Corporation	35,299	36,381	38,143	31,831	19,345
Net interest income (tax-equivalent basis)	102,383	104,493	111,279	112,145	102,926
Adjusted net income*	35,973	35,708	40,045	32,117	30,051
Adjusted pre-tax, pre-provision earnings*	44,965	45,659	50,299	52,516	52,856
Per Common Share
Diluted net income	$0.75	$0.78	$0.81	$0.68	$0.41
Adjusted diluted net income*	0.77	0.76	0.85	0.68	0.64
Book value	29.64	29.29	28.36	27.30	28.15
Adjusted tangible book value*	27.72	27.06	26.53	25.84	25.24
Weighted average number of shares outstanding - fully diluted	46,814,854	46,765,154	47,036,742	47,024,611	47,211,650
Selected Balance Sheet Data
Cash and cash equivalents	$1,160,354	$1,319,951	$1,027,052	$618,290	$872,861
Loans held for investment (HFI)	9,326,024	9,365,996	9,298,212	9,105,016	8,624,337
Allowance for credit losses	(140,664)	(138,809)	(134,192)	(134,476)	(126,272)
Allowance for credit losses on unfunded commitments	(14,810)	(18,463)	(22,969)	(23,577)	(20,399)
Mortgage loans held for sale(a)	89,864	73,005	108,961	97,011	222,400
Commercial loans held for sale, at fair value	9,267	9,510	30,490	33,722	37,815
Investment securities, at fair value	1,422,391	1,474,064	1,474,176	1,485,133	1,621,344
Total assets	12,887,395	13,101,147	12,847,756	12,258,082	12,193,862
Interest-bearing deposits (non-brokered)	8,233,082	8,693,515	8,178,453	7,038,566	7,646,125
Brokered deposits	238,885	251	750	1,002	1,657
Noninterest-bearing deposits	2,400,288	2,489,149	2,676,631	2,966,514	2,895,520
Total deposits	10,872,255	11,182,915	10,855,834	10,006,082	10,543,302
Estimated insured or collateralized deposits	7,858,761	7,926,537	7,288,641	6,653,463	7,320,537
Borrowings	390,354	312,131	415,677	722,940	160,400
Total common shareholders' equity	1,386,951	1,369,696	1,325,425	1,281,161	1,319,852
Selected Ratios
Return on average:
Assets	1.10%	1.15%	1.22%	1.05%	0.62%
Shareholders' equity	10.3%	11.0%	11.7%	9.45%	5.74%
Tangible common equity*	12.6%	13.6%	14.6%	11.7%	7.09%
Net interest margin (NIM) (tax-equivalent basis)	3.40%	3.51%	3.78%	3.93%	3.52%
Efficiency ratio (GAAP)	64.8%	63.3%	62.7%	61.1%	71.6%
Core efficiency ratio (tax-equivalent basis)*	63.5%	63.3%	61.0%	60.7%	61.1%
Loans HFI to deposit ratio	85.8%	83.8%	85.7%	91.0%	81.8%
Noninterest-bearing deposits to total deposits	22.1%	22.3%	24.7%	29.6%	27.5%
Yield on interest-earning assets	5.67%	5.38%	5.04%	4.53%	3.80%
Cost of interest-bearing liabilities	3.14%	2.61%	1.84%	0.90%	0.40%
Cost of total deposits	2.38%	1.94%	1.20%	0.52%	0.25%
Estimated uninsured and uncollateralized deposits as a percentage of total deposits	27.7%	29.1%	32.9%	33.5%	30.6%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI	1.51%	1.48%	1.44%	1.48%	1.46%
Net charge-offs as a percentage of average loans HFI	0.03%	0.02%	0.02%	0.00%	0.09%
Nonperforming loans HFI as a percentage of total loans HFI	0.47%	0.49%	0.49%	0.47%	0.51%
Nonperforming assets as a percentage of total assets(a)	0.59%	0.61%	0.68%	0.62%	0.46%
Preliminary Capital Ratios (consolidated)
Total common shareholders' equity to assets	10.8%	10.5%	10.3%	10.5%	10.8%
Tangible common equity to tangible assets*	8.98%	8.68%	8.50%	8.54%	8.90%
Tier 1 leverage	10.7%	10.4%	10.5%	10.7%	10.2%
Tier 1 risk-based capital	11.9%	11.6%	11.3%	11.2%	11.8%
Total risk-based capital	13.9%	13.6%	13.1%	13.0%	13.6%
Common equity Tier 1 (CET1)	11.7%	11.3%	11.0%	10.9%	11.5%
(a) Includes optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days as of June 30, 2023, March 31, 2023, December 31, 2022 and, September 30, 2022. See nonperforming assets summary on page 14 of earnings release supplement.
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
For the Quarter Ended
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Q2 2023	Q2 2023
						vs.	vs.
	2023		2022			Q1 2023	Q2 2022
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$149,220	$140,356	$133,180	$116,664	$99,655	6.32%	49.7%
Interest on securities
Taxable	6,480	6,570	6,707	6,843	6,499	(1.37)%	(0.29)%
Tax-exempt	1,808	1,804	1,806	1,818	1,842	0.22%	(1.85)%
Other	12,675	10,750	5,905	3,158	2,218	17.9%	471.5%
Total interest income	170,183	159,480	147,598	128,483	110,214	6.71%	54.4%
Interest expense:
Deposits	65,257	52,863	31,456	13,133	6,591	23.4%	890.1%
Borrowings	3,383	2,957	5,644	3,966	1,452	14.4%	133.0%
Total interest expense	68,640	55,820	37,100	17,099	8,043	23.0%	753.4%
Net interest income	101,543	103,660	110,498	111,384	102,171	(2.04)%	(0.61)%
Provision for credit losses	2,575	4,997	152	8,189	8,181	(48.5)%	(68.5)%
Provision for credit losses on unfunded commitments	(3,653)	(4,506)	(608)	3,178	4,137	(18.9)%	(188.3)%
Net interest income after provisions for credit losses	102,621	103,169	110,954	100,017	89,853	(0.53)%	14.2%
Noninterest income:
Mortgage banking income	12,232	12,086	9,106	12,384	22,559	1.21%	(45.8)%
Service charges on deposit accounts	3,185	3,053	3,019	3,208	2,908	4.32%	9.53%
ATM and interchange fees	2,629	2,396	2,546	2,614	5,353	9.72%	(50.9)%
Investment services and trust income	2,777	2,378	2,232	2,227	2,275	16.8%	22.1%
(Loss) gain from securities, net	(28)	69	25	(140)	(109)	(140.6)%	(74.3)%
Gain (loss) on sales or write-downs of other real estate owned and other assets	533	(183)	(252)	429	(8)	(391.3)%	(6,762.5)%
Other income	2,485	3,550	793	1,870	236	(30.0)%	953.0%
Total noninterest income	23,813	23,349	17,469	22,592	33,214	1.99%	(28.3)%
Total revenue	125,356	127,009	127,967	133,976	135,385	(1.30)%	(7.41)%
Noninterest expenses:
Salaries, commissions and employee benefits	52,020	48,788	45,839	51,028	55,181	6.62%	(5.73)%
Occupancy and equipment expense	6,281	5,909	6,295	6,011	5,853	6.30%	7.31%
Legal and professional fees	2,199	3,108	4,857	4,448	3,116	(29.2)%	(29.4)%
Data processing	2,345	2,113	2,096	2,334	2,404	11.0%	(2.45)%
Amortization of core deposits and other intangibles	940	990	1,039	1,108	1,194	(5.05)%	(21.3)%
Advertising	2,001	2,133	3,094	2,050	2,031	(6.19)%	(1.48)%
Mortgage restructuring expense	—	—	—	—	12,458	—%	(100.0)%
Other expense	15,506	17,399	17,010	14,868	14,760	(10.9)%	5.05%
Total noninterest expense	81,292	80,440	80,230	81,847	96,997	1.06%	(16.2)%
Income before income taxes	45,142	46,078	48,193	40,762	26,070	(2.03)%	73.2%
Income tax expense	9,835	9,697	10,042	8,931	6,717	1.42%	46.4%
Net income applicable to FB Financial Corporation and noncontrolling interest	35,307	36,381	38,151	31,831	19,353	(2.95)%	82.4%
Net income applicable to noncontrolling interest	8	—	8	—	8	100.0%	—%
Net income applicable to FB Financial Corporation	$35,299	$36,381	$38,143	$31,831	$19,345	(2.97)%	82.5%
Weighted average common shares outstanding:
Basic	46,779,388	46,679,618	46,909,389	46,908,520	47,111,055	0.21%	(0.70)%
Fully diluted	46,814,854	46,765,154	47,036,742	47,024,611	47,211,650	0.11%	(0.84)%
Earnings per common share:
Basic	$0.75	$0.78	$0.81	$0.68	$0.41	(3.85)%	82.9%
Fully diluted	0.75	0.78	0.81	0.68	0.41	(3.85)%	82.9%
Fully diluted - adjusted*	0.77	0.76	0.85	0.68	0.64	1.32%	20.3%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)

			2023
	For the Six Months Ended		vs.
	June 30,		2022
	2023	2022	Percent variance
Interest income:
Interest and fees on loans	$289,576	$186,519	55.3%
Interest on securities
Taxable	13,050	11,919	9.49%
Tax-exempt	3,612	3,708	(2.59)%
Other	23,425	3,195	633.2%
Total interest income	329,663	205,341	60.5%
Interest expense:
Deposits	118,120	12,053	880.0%
Borrowings	6,340	2,935	116.0%
Total interest expense	124,460	14,988	730.4%
Net interest income	205,203	190,353	7.80%
Provision for credit losses	7,572	2,052	269.0%
Provision for credit losses on unfunded commitments	(8,159)	6,019	(235.6)%
Net interest income after provisions for credit losses	205,790	182,282	12.9%
Noninterest income:
Mortgage banking income	24,318	52,090	(53.3)%
Service charges on deposit accounts	6,238	5,822	7.15%
ATM and interchange fees	5,025	10,440	(51.9)%
Investment services and trust income	5,155	4,407	16.97%
Gain (loss) from securities, net	41	(261)	115.7%
Gain (loss) sales or write-downs of other real estate owned and other assets	350	(442)	179.2%
Other income	6,035	2,550	136.7%
Total noninterest income	47,162	74,606	(36.8)%
Total revenue	252,365	264,959	(4.75)%
Noninterest expenses:
Salaries, commissions and employee benefits	100,808	114,624	(12.1)%
Occupancy and equipment expense	12,190	11,256	8.30%
Legal and professional fees	5,307	5,723	(7.27)%
Data processing	4,458	4,885	(8.74)%
Amortization of core deposit and other intangibles	1,930	2,438	(20.8)%
Advertising	4,134	6,064	(31.8)%
Mortgage restructuring expense	—	12,458	(100.0)%
Other expense	32,905	28,821	14.2%
Total noninterest expense	161,732	186,269	(13.2)%
Income before income taxes	91,220	70,619	29.2%
Income tax expense	19,532	16,030	21.8%
Net income applicable to noncontrolling interest and FB Financial Corporation	71,688	54,589	31.3%
Net income applicable to noncontrolling interests	8	8	—%
Net income applicable to FB Financial Corporation	$71,680	$54,581	31.3%
Weighted average common shares outstanding:
Basic	46,729,778	47,320,784	(1.25)%
Fully diluted	46,777,603	47,466,291	(1.45)%
Earnings per common share:
Basic	$1.53	$1.15	33.0%
Fully diluted	1.53	1.15	33.1%

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Q2 2023	Q2 2023
						vs.	vs.
	2023		2022			Q1 2023	Q2 2022
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$147,646	$133,874	$259,872	$193,301	$79,402	41.3%	85.9%
Federal funds sold and reverse repurchase agreements	48,346	63,994	210,536	115,140	233,588	(98.1)%	(79.3)%
Interest-bearing deposits in financial institutions	964,362	1,122,083	556,644	309,849	559,871	(56.4)%	72.2%
Cash and cash equivalents	1,160,354	1,319,951	1,027,052	618,290	872,861	(48.5)%	32.9%
Investments:
Available-for-sale debt securities, at fair value	1,419,360	1,471,005	1,471,186	1,482,171	1,618,241	(14.1)%	(12.3)%
Equity securities, at fair value	3,031	3,059	2,990	2,962	3,103	(3.67)%	(2.32)%
Federal Home Loan Bank stock, at cost	40,266	43,369	58,641	58,587	34,581	(28.7)%	16.4%
Mortgage loans held for sale	89,864	73,005	108,961	97,011	222,400	92.6%	(59.6)%
Commercial loans held for sale, at fair value	9,267	9,510	30,490	33,722	37,815	(10.2)%	(75.5)%
Loans held for investment	9,326,024	9,365,996	9,298,212	9,105,016	8,624,337	(1.71)%	8.14%
Less: allowance for credit losses	140,664	138,809	134,192	134,476	126,272	5.36%	11.4%
Net loans held for investment	9,185,360	9,227,187	9,164,020	8,970,540	8,498,065	(1.82)%	8.09%
Premises and equipment, net	154,526	153,397	146,316	143,277	142,474	2.95%	8.46%
Other real estate owned, net	1,974	4,085	5,794	5,919	9,398	(207.3)%	(79.0)%
Operating lease right-of-use assets	56,560	57,054	60,043	61,444	41,070	(3.47)%	37.7%
Interest receivable	44,973	44,737	45,684	39,034	40,393	2.12%	11.3%
Mortgage servicing rights, at fair value	166,433	164,879	168,365	171,427	158,678	3.78%	4.89%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	10,438	11,378	12,368	13,407	14,515	(33.1)%	(28.1)%
Bank-owned life insurance	75,341	74,963	75,329	74,976	74,605	2.02%	0.99%
Other assets	227,087	201,007	227,956	242,754	183,102	52.0%	24.0%
Total assets	$12,887,395	$13,101,147	$12,847,756	$12,258,082	$12,193,862	(6.54)%	5.69%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,400,288	$2,489,149	$2,676,631	$2,966,514	$2,895,520	(14.3)%	(17.1)%
Interest-bearing checking	2,879,336	3,292,883	3,059,984	2,648,161	3,338,561	(50.4)%	(13.8)%
Money market and savings	3,971,975	3,904,013	3,697,245	3,228,337	3,131,463	6.98%	26.8%
Customer time deposits	1,381,176	1,496,024	1,420,131	1,160,726	1,171,941	(30.8)%	17.9%
Brokered and internet time deposits	239,480	846	1,843	2,344	5,817	113,139.3%	4,016.9%
Total deposits	10,872,255	11,182,915	10,855,834	10,006,082	10,543,302	(11.1)%	3.12%
Borrowings	390,354	312,131	415,677	722,940	160,400	100.5%	143.4%
Operating lease liabilities	67,304	67,345	69,754	70,610	45,917	(0.24)%	46.6%
Accrued expenses and other liabilities	170,438	168,967	180,973	177,196	124,298	3.49%	37.1%
Total liabilities	11,500,351	11,731,358	11,522,238	10,976,828	10,873,917	(7.90)%	5.76%
Shareholders' equity:
Common stock, $1 par value	46,799	46,763	46,738	46,926	46,882	0.31%	(0.18)%
Additional paid-in capital	859,516	856,628	861,588	867,139	864,614	1.35%	(0.59)%
Retained earnings	644,043	615,871	586,532	554,536	528,851	18.3%	21.8%
Accumulated other comprehensive loss, net	(163,407)	(149,566)	(169,433)	(187,440)	(120,495)	37.1%	35.6%
Total common shareholders' equity	1,386,951	1,369,696	1,325,425	1,281,161	1,319,852	5.05%	5.08%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,387,044	1,369,789	1,325,518	1,281,254	1,319,945	5.05%	5.08%
Total liabilities and shareholders' equity	$12,887,395	$13,101,147	$12,847,756	$12,258,082	$12,193,862	(6.54)%	5.69%

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)
	Three Months Ended			Three Months Ended
	June 30, 2023			March 31, 2023
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$9,387,284	$148,415	6.34%	$9,346,708	$139,467	6.05%
Mortgage loans held for sale	63,407	1,005	6.36%	56,204	927	6.69%
Commercial loans held for sale	9,377	3	0.13%	16,608	159	3.88%
Securities:
Taxable	1,374,308	6,480	1.89%	1,402,535	6,570	1.90%
Tax-exempt(a)	293,739	2,445	3.34%	294,652	2,440	3.36%
Total securities(a)	1,668,047	8,925	2.15%	1,697,187	9,010	2.15%
Federal funds sold and reverse repurchase agreements	61,799	1,050	6.81%	188,013	1,855	4.00%
Interest-bearing deposits with other financial institutions	857,862	10,829	5.06%	728,576	8,008	4.46%
FHLB stock	42,133	796	7.58%	47,094	887	7.64%
Total interest-earning assets(a)	12,089,909	171,023	5.67%	12,080,390	160,313	5.38%
Noninterest-earning assets:
Cash and due from banks	118,872			154,270
Allowance for credit losses	(138,983)			(134,803)
Other assets(b)	756,651			761,757
Total noninterest-earning assets	736,540			781,224
Total assets	$12,826,449			$12,861,614
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,127,219	$23,751	3.05%	$3,165,058	$19,060	2.44%
Money market	3,516,901	30,053	3.43%	3,369,953	24,510	2.95%
Savings deposits	433,530	63	0.06%	458,023	64	0.06%
Customer time deposits	1,437,567	10,816	3.02%	1,472,221	9,221	2.54%
Brokered and internet time deposits	45,208	574	5.09%	1,607	8	2.02%
Time deposits	1,482,775	11,390	3.08%	1,473,828	9,229	2.54%
Total interest-bearing deposits	8,560,425	65,257	3.06%	8,466,862	52,863	2.53%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	30,050	97	1.29%	27,139	46	0.69%
Federal Home Loan Bank advances	61,264	784	5.13%	41,389	499	4.89%
Subordinated debt	127,129	2,496	7.88%	126,161	2,402	7.72%
Other borrowings	1,385	6	1.74%	1,688	10	2.40%
Total other interest-bearing liabilities	219,828	3,383	6.17%	196,377	2,957	6.11%
Total interest-bearing liabilities	8,780,253	68,640	3.14%	8,663,239	55,820	2.61%
Noninterest-bearing liabilities:
Demand deposits	2,430,476			2,588,756
Other liabilities	238,809			266,299
Total noninterest-bearing liabilities	2,669,285			2,855,055
Total liabilities	11,449,538			11,518,294
Total common shareholders' equity	1,376,818			1,343,227
Noncontrolling interest	93			93
Total equity	1,376,911			1,343,320
Total liabilities and shareholders' equity	$12,826,449			$12,861,614
Net interest income(a)		$102,383			$104,493
Interest rate spread(a)			2.53%			2.77%
Net interest margin(a)			3.40%			3.51%
Cost of total deposits			2.38%			1.94%
Average interest-earning assets to average interest-bearing liabilities			137.7%			139.4%
Tax-equivalent adjustment		$840			$833
Loans HFI yield components:
Contractual interest rate(a)		$144,322	6.16%		$135,872	5.90%
Origination and other loan fee income		3,907	0.17%		3,101	0.13%
(Amortization) accretion on purchased loans		(14)	—%		319	0.01%
Nonaccrual interest		200	0.01%		175	0.01%
Total loans HFI yield		$148,415	6.34%		$139,467	6.05%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Includes average net unrealized losses on investment securities available for sale of $212,016 and $222,843 for the three months ended June 30, 2023 and March 31, 2023, respectively.

FB Financial Corporation	8

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2022			September 30, 2022			June 30, 2022
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$9,250,859	$132,171	5.67%	$8,810,094	$114,488	5.16%	$8,323,778	$96,692	4.66%
Mortgage loans held for sale	56,180	843	5.95%	124,358	1,626	5.19%	215,779	2,350	4.37%
Commercial loans held for sale	33,640	311	3.67%	36,291	670	7.32%	56,460	718	5.10%
Securities:
Taxable	1,431,776	6,707	1.86%	1,469,934	6,843	1.85%	1,474,999	6,499	1.77%
Tax-exempt(a)	295,698	2,442	3.28%	298,905	2,459	3.26%	307,719	2,492	3.25%
Total securities(a)	1,727,474	9,149	2.10%	1,768,839	9,302	2.09%	1,782,718	8,991	2.02%
Federal funds sold	200,062	1,924	3.82%	160,597	877	2.17%	221,929	421	0.76%
Interest-bearing deposits with other financial institutions	364,543	3,236	3.52%	361,684	1,850	2.03%	1,081,474	1,551	0.58%
FHLB stock	58,623	745	5.04%	49,478	431	3.46%	34,536	246	2.86%
Total interest-earning assets(a)	11,691,381	148,379	5.04%	11,311,341	129,244	4.53%	11,716,674	110,969	3.80%
Noninterest-earning assets:
Cash and due from banks	136,334			109,681			91,230
Allowance for credit losses	(135,998)			(127,710)			(120,297)
Other assets(b)	754,310			744,803			739,872
Total noninterest-earning assets	754,646			726,774			710,805
Total assets	$12,446,027			$12,038,115			$12,427,479
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,702,960	$10,284	1.51%	$2,821,415	$5,831	0.82%	$3,415,135	$3,285	0.39%
Money market	2,976,759	15,196	2.03%	2,551,521	4,684	0.73%	2,842,026	1,416	0.20%
Savings deposits	488,243	66	0.05%	515,882	70	0.05%	508,511	68	0.05%
Customer time deposits	1,310,505	5,902	1.79%	1,151,843	2,535	0.87%	1,129,668	1,798	0.64%
Brokered and internet time deposits	1,980	8	1.60%	3,501	13	1.47%	6,387	24	1.51%
Time deposits	1,312,485	5,910	1.79%	1,155,344	2,548	0.87%	1,136,055	1,822	0.64%
Total interest-bearing deposits	7,480,447	31,456	1.67%	7,044,162	13,133	0.74%	7,901,727	6,591	0.33%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	27,140	28	0.41%	29,580	12	0.16%	27,233	12	0.18%
Federal Home Loan Bank advances	349,859	3,428	3.89%	329,130	2,155	2.60%	—	—	—%
Subordinated debt	126,054	2,182	6.87%	127,263	1,792	5.59%	129,691	1,434	4.43%
Other borrowings	1,434	6	1.66%	1,457	7	1.91%	1,480	6	1.63%
Total other interest-bearing liabilities	504,487	5,644	4.44%	487,430	3,966	3.23%	158,404	1,452	3.68%
Total interest-bearing liabilities	7,984,934	37,100	1.84%	7,531,592	17,099	0.90%	8,060,131	8,043	0.40%
Noninterest-bearing liabilities:
Demand deposits	2,886,297			2,973,650			2,879,662
Other liabilities	279,945			196,637			134,892
Total noninterest-bearing liabilities	3,166,242			3,170,287			3,014,554
Total liabilities	11,151,176			10,701,879			11,074,685
Total common shareholders' equity	1,294,758			1,336,143			1,352,701
Noncontrolling interest	93			93			93
Total equity	1,294,851			1,336,236			1,352,794
Total liabilities and shareholders' equity	$12,446,027			$12,038,115			$12,427,479
Net interest income(a)		$111,279			$112,145			$102,926
Interest rate spread(a)			3.20%			3.63%			3.40%
Net interest margin(a)			3.78%			3.93%			3.52%
Cost of total deposits			1.20%			0.52%			0.25%
Average interest-earning assets to average interest-bearing liabilities			146.4%			150.2%			145.4%
Tax-equivalent adjustment		$781			$761			$755
Loans HFI yield components:
Contractual interest rate(a)		$126,955	5.45%		$106,405	4.79%		$88,005	4.24%
Origination and other loan fee income		4,244	0.18%		6,665	0.30%		6,927	0.33%
Accretion on purchased loans		319	0.01%		949	0.05%		64	—%
Nonaccrual interest		653	0.03%		469	0.02%		546	0.03%
Syndication fee income		—	—%		—	—%		1,150	0.06%
Total loans HFI yield		$132,171	5.67%		$114,488	5.16%		$96,692	4.66%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Includes average net unrealized losses on investment securities available for sale of $254,646, $160,212, and $135,723 for the three months ended December 31, 2022,
September 30, 2022,and June 30, 2022, respectively.

FB Financial Corporation	9

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)
	Six Months Ended			Six Months Ended
	June 30, 2023			June 30, 2022
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$9,367,108	$287,882	6.20%	$8,044,722	$179,155	4.49%
Mortgage loans held for sale	59,826	1,932	6.51%	342,190	5,916	3.49%
Commercial loans held for sale	12,973	162	2.52%	67,452	1,646	4.92%
Securities:
Taxable	1,388,380	13,050	1.90%	1,428,342	11,919	1.68%
Tax-exempt(a)	294,193	4,885	3.35%	313,254	5,015	3.23%
Total securities(a)	1,682,573	17,935	2.15%	1,741,596	16,934	1.96%
Federal funds sold and reverse repurchase agreements	124,557	2,905	4.70%	214,421	613	0.58%
Interest-bearing deposits with other financial institutions	793,576	18,837	4.79%	1,342,639	2,189	0.33%
FHLB stock	44,600	1,683	7.61%	33,719	393	2.35%
Total interest-earning assets(a)	12,085,213	331,336	5.53%	11,786,739	206,846	3.54%
Noninterest-earning assets:
Cash and due from banks	136,474			92,318
Allowance for loan losses	(136,904)			(123,072)
Other assets(b)	759,352			777,475
Total noninterest-earning assets	758,922			746,721
Total assets	$12,844,135			$12,533,460
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,146,034	$42,811	2.74%	$3,487,046	$5,742	0.33%
Money market	3,443,833	54,563	3.19%	2,929,401	2,988	0.21%
Savings deposits	445,709	127	0.06%	498,285	132	0.05%
Customer time deposits	1,454,798	20,037	2.78%	1,103,672	3,118	0.57%
Brokered and internet time deposits	23,528	582	4.99%	11,200	73	1.31%
Time deposits	1,478,326	20,619	2.81%	1,114,872	3,191	0.58%
Total interest-bearing deposits	8,513,902	118,120	2.80%	8,029,604	12,053	0.30%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	28,603	143	1.01%	28,637	26	0.18%
Federal Home Loan Bank advances	51,381	1,283	5.04%	—	—	—%
Subordinated debt	126,648	4,898	7.80%	129,642	2,894	4.50%
Other borrowings	1,536	16	2.10%	1,491	15	2.03%
Total other interest-bearing liabilities	208,168	6,340	6.14%	159,770	2,935	3.70%
Total interest-bearing liabilities	8,722,070	124,460	2.88%	8,189,374	14,988	0.37%
Noninterest-bearing liabilities:
Demand deposits	2,509,179			2,823,685
Other liabilities	252,685			136,039
Total noninterest-bearing liabilities	2,761,864			2,959,724
Total liabilities	11,483,934			11,149,098
Total common shareholders' equity	1,360,108			1,384,269
Noncontrolling interest	93			93
Total equity	1,360,201			1,384,362
Total liabilities and shareholders' equity	$12,844,135			$12,533,460
Net interest income(a)		$206,876			$191,858
Interest rate spread(a)			2.65%			3.17%
Net interest margin(a)			3.45%			3.28%
Cost of total deposits			2.16%			0.22%
Average interest-earning assets to average interest-bearing liabilities			138.6%			143.9%
Tax equivalent adjustment		$1,673			$1,505
Loans HFI yield components:
Contractual interest rate(a)		$280,194	6.03%		$166,794	4.18%
Origination and other loan fee income		7,008	0.15%		11,909	0.30%
Accretion (amortization) on purchased loans		305	0.01%		(2,288)	(0.06)%
Nonaccrual interest		375	0.01%		1,590	0.04%
Syndication fee income		—	—%		1,150	0.03%
Total loans HFI yield		$287,882	6.20%		$179,155	4.49%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Includes average net unrealized losses on investment securities available for sale of $217,400 and $222,843 for the six months ended June 30, 2023 and 2022,      respectively.

FB Financial Corporation	10

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	2023				2022
	Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
Deposits by market
Metropolitan	$7,753,724	71%	$8,075,721	72%	$7,813,089	72%	$6,939,490	69%	$7,487,816	71%
Community	2,499,013	23%	2,756,700	25%	2,671,326	25%	2,584,629	26%	2,624,380	25%
Brokered/wholesale	238,885	2%	251	—%	750	—%	1,002	—%	1,657	—%
Escrow and other(a)	380,633	4%	350,243	3%	370,669	3%	480,961	5%	429,449	4%
Total	$10,872,255	100%	$11,182,915	100%	$10,855,834	100%	$10,006,082	100%	$10,543,302	100%

Deposits by customer segment
Consumer	$4,918,641	45%	$5,028,364	45%	$4,985,544	46%	$4,621,364	46%	$4,628,005	44%
Commercial	4,029,376	37%	3,767,743	34%	3,796,698	35%	3,759,057	38%	3,567,766	34%
Public	1,924,238	18%	2,386,808	21%	2,073,592	19%	1,625,661	16%	2,347,531	22%
Total	$10,872,255	100%	$11,182,915	100%	$10,855,834	100%	$10,006,082	100%	$10,543,302	100%

Estimated insured or collateralized deposits	$7,858,761		$7,926,537		$7,288,641		$6,653,463		$7,320,537

Estimated uninsured and uncollateralized deposits	$3,013,494		$3,256,378		$3,567,193		$3,352,619		$3,222,765

Estimated uninsured and uncollateralized deposits as a % of total deposits	27.7%		29.1%		32.9%		33.5%		30.6%
(a) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.

FB Financial Corporation	11

Segment Data
For the Quarters Ended
(Unaudited)
(Dollars in Thousands)

	2023		2022
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Banking segment
Net interest income	$101,543	$103,660	$110,498	$111,384	$102,171
Provisions for credit losses	(1,078)	491	(456)	11,367	12,318
Noninterest income	11,480	11,493	8,345	10,293	10,699
Other noninterest expense	67,653	68,350	66,926	65,886	59,320
Pre-tax income after allocations	$46,448	$46,312	$52,373	$44,424	$41,232
Total assets	$12,302,812	$12,530,039	$12,228,451	$11,648,610	$11,469,762
Intracompany funding income included in net interest income	4,319	3,931	4,247	4,143	4,850
Core efficiency ratio*	58.8%	59.6%	54.7%	53.8%	51.3%
Mortgage segment
Net interest income	$—	$—	$—	$—	$—
Mortgage banking income	12,232	12,086	9,106	12,384	22,559
Other noninterest income	101	(230)	18	(85)	(44)
Mortgage restructuring expense	—	—	—	—	12,458
Other noninterest expense	13,639	12,090	13,304	15,961	25,219
Direct (loss) contribution	$(1,306)	$(234)	$(4,180)	$(3,662)	$(15,162)
Total assets	$584,583	$571,108	$619,305	$609,472	$724,100
Intracompany funding expense included in net interest income	4,319	3,931	4,247	4,143	4,850
Core efficiency ratio*	106.9%	98.4%	145.4%	128.9%	111.8%
Interest rate lock commitments volume	$402,951	$375,042	$281,650	$408,879	$700,870
Interest rate lock commitments pipeline (period end)	$135,374	$157,213	$118,313	$188,430	$292,716
Mortgage loan sales	$330,326	$332,307	$266,834	$569,655	$869,688
Gains and fees from origination and sale of mortgage loans held for sale	$7,994	$8,146	$8,967	$11,085	$21,099
Net change in fair value of loans held for sale, derivatives, and other	874	(421)	(2,270)	(2,460)	(5,354)
Mortgage servicing income	7,586	7,768	7,264	8,104	7,966
Change in fair value of mortgage servicing rights, net of hedging	(4,222)	(3,407)	(4,855)	(4,345)	(1,152)
Total mortgage banking income	$12,232	$12,086	$9,106	$12,384	$22,559
Mortgage sale margin(a)	2.42%	2.45%	3.36%	1.95%	2.43%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	12

Loan Portfolio
As of the Quarter Ended
(Unaudited)
(Dollars in Thousands)
	2023				2022
	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total
Loan portfolio
Commercial and Industrial	$1,693,572	18%	$1,671,398	18%	$1,645,783	18%	$1,534,159	17%	$1,479,424	17%
Construction	1,636,970	18%	1,697,513	18%	1,657,488	18%	1,679,497	18%	1,575,331	18%
Residential real estate:
1-to-4 family mortgage	1,548,614	17%	1,562,503	17%	1,573,121	17%	1,545,252	17%	1,457,452	17%
Residential line of credit	507,652	5%	497,391	5%	496,660	5%	460,774	5%	425,485	5%
Multi-family mortgage	518,025	6%	489,379	5%	479,572	5%	394,366	4%	391,970	5%
Commercial real estate:
Owner occupied	1,158,782	12%	1,136,978	12%	1,114,580	12%	1,158,343	13%	1,053,872	12%
Non-owner occupied	1,881,978	20%	1,939,517	21%	1,964,010	21%	1,954,219	22%	1,885,122	22%
Consumer and other	380,431	4%	371,317	4%	366,998	4%	378,406	4%	355,681	4%
Total loans HFI	$9,326,024	100%	$9,365,996	100%	$9,298,212	100%	$9,105,016	100%	$8,624,337	100%
Percentage of loans HFI portfolio with variable interest rates		47.0%		46.5%		46.7%		47.2%		47.8%
Percentage of loans HFI portfolio with variable interest rates that mature after one year		40.6%		40.1%		40.5%		41.7%		41.5%

Loans by market
Metropolitan	$7,718,424	83%	$7,777,346	83%	$7,710,999	83%	$7,496,090	83%	$7,005,014	81%
Community	653,335	7%	668,192	7%	670,043	7%	669,810	7%	682,134	8%
Specialty lending and other	954,265	10%	920,458	10%	917,170	10%	939,116	10%	937,189	11%
Total	$9,326,024	100%	$9,365,996	100%	$9,298,212	100%	$9,105,016	100%	$8,624,337	100%

Unfunded loan commitments
Commercial and Industrial	$1,168,506	37%	$1,125,810	34%	$1,026,078	29%	$1,062,657	29%	$1,003,189	30%
Construction	1,142,982	36%	1,340,193	40%	1,639,015	46%	1,696,733	45%	1,522,155	47%
Residential real estate:
1-to-4 family mortgage	794	—%	670	—%	829	—%	868	—%	949	—%
Residential line of credit	675,647	21%	663,291	20%	655,090	18%	640,834	18%	596,236	18%
Multi-family mortgage	4,972	—%	6,310	—%	17,092	1%	28,407	1%	11,742	—%
Commercial real estate:
Owner occupied	50,927	2%	48,063	1%	41,954	1%	63,457	2%	49,924	1%
Non-owner occupied	104,201	3%	119,239	4%	145,208	4%	136,163	4%	96,462	3%
Consumer and other	23,306	1%	25,787	1%	26,634	1%	30,358	1%	48,349	1%
Total unfunded loans HFI	$3,171,335	100%	$3,329,363	100%	$3,551,900	100%	$3,659,477	100%	$3,329,006	100%

FB Financial Corporation	13

Asset Quality
As of or for the Quarter Ended
(Unaudited)
(Dollars in Thousands)
	2023		2022
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Allowance for credit losses roll forward summary
Allowance for credit losses at the beginning of the period	$138,809	$134,192	$134,476	$126,272	$120,049
Charge-offs	(892)	(767)	(1,273)	(461)	(2,388)
Recoveries	172	387	837	476	430
Provision for credit losses	2,575	4,997	152	8,189	8,181
Allowance for credit losses at the end of the period	$140,664	$138,809	$134,192	$134,476	$126,272
Allowance for credit losses as a percentage of total loans HFI	1.51%	1.48%	1.44%	1.48%	1.46%
Allowance for credit losses on unfunded commitments	$14,810	$18,463	$22,969	$23,577	$20,399
Charge-offs
Commercial and Industrial	$(11)	$(46)	$(332)	$—	$(1,751)
Residential real estate:
1-to-4 family mortgage	(16)	(16)	(34)	(20)	(23)
Commercial real estate:
Owner occupied	(144)	—	(15)	—	—
Non-owner occupied	—	—	(268)	—	—
Consumer and other	(721)	(705)	(624)	(441)	(614)
Total charge-offs	(892)	(767)	(1,273)	(461)	(2,388)
Recoveries
Commercial and Industrial	13	67	679	342	26
Construction	10	—	—	—	11
Residential real estate:
1-to-4 family mortgage	25	15	15	13	14
Residential line of credit	—	—	—	—	16
Commercial real estate:
Owner occupied	16	66	12	51	15
Consumer and other	108	239	131	70	348
Total recoveries	172	387	837	476	430
Net (charge-offs) recoveries	$(720)	$(380)	$(436)	$15	$(1,958)
Net charge-offs (recoveries) as a percentage of average total loans	0.03%	0.02%	0.02%	0.00%	0.09%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$12,247	$12,580	$18,415	$16,002	$14,585
Nonaccrual loans	31,885	32,900	27,431	26,625	29,535
Total nonperforming loans held for investment	44,132	45,480	45,846	42,627	44,120
Commercial loans held for sale	9,267	9,278	9,289	—	1,459
Mortgage loans held for sale(a)	20,225	20,528	26,211	26,485	—
Other real estate owned	1,974	4,085	5,794	5,919	9,398
Other assets	883	498	351	639	527
Total nonperforming assets	$76,481	$79,869	$87,491	$75,670	$55,504
Total nonperforming loans as a percentage of loans held for investment	0.47%	0.49%	0.49%	0.47%	0.51%
Total nonperforming assets as a percentage of total assets(a)	0.59%	0.61%	0.68%	0.62%	0.46%
Total nonaccrual loans as a percentage of total loans HFI	0.34%	0.35%	0.30%	0.29%	0.34%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days as a result of a prospective change in accounting estimate during the third quarter of 2022.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	June 30, 2023	December 31, 2022

Total Common Shareholders' Equity	$1,386,951	$1,325,425
Less:
Goodwill	242,561	242,561
Other intangibles	10,438	12,368
Tangible Common Equity	$1,133,952	$1,070,496

Total Assets	$12,887,395	$12,847,756
Less:
Goodwill	242,561	242,561
Other intangibles	10,438	12,368
Tangible Assets	$12,634,396	$12,592,827

Preliminary Total Risk-Weighted Assets	$11,413,874	$11,668,205

Total Common Equity to Total Assets	10.8%	10.3%
Tangible Common Equity to Tangible Assets*	8.98%	8.50%

	June 30, 2023	December 31, 2022
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,333,796	$1,285,386
Tier 1 Capital	1,363,796	1,315,386
Total Capital	1,588,399	1,528,344

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.7%	11.0%
Tier 1 Risk-Based	11.9%	11.3%
Total Risk-Based	13.9%	13.1%
Tier 1 Leverage	10.7%	10.5%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	15

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	2023				2022
Securities (at fair value)	Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
Available-for-sale debt securities
U.S. government agency securities	$40,529	3%	$40,928	3%	$40,062	3%	$39,831	3%	$42,059	3%
Mortgage-backed securities - residential	979,400	69%	1,025,388	71%	1,034,193	71%	1,057,763	72%	1,164,932	72%
Mortgage-backed securities - commercial	17,254	1%	17,723	1%	17,644	1%	17,847	1%	20,668	1%
Municipal securities	267,097	19%	270,994	18%	264,420	18%	252,143	17%	273,164	17%
Treasury securities	108,221	8%	108,823	7%	107,680	7%	107,297	7%	109,793	7%
Corporate securities	6,859	—%	7,149	—%	7,187	—%	7,290	—%	7,625	—%
Total available-for-sale debt securities	1,419,360	100%	1,471,005	100%	1,471,186	100%	1,482,171	100%	1,618,241	100%
Equity securities, at fair value	3,031	—%	3,059	—%	2,990	—%	2,962	—%	3,103	—%
Total securities	$1,422,391	100%	$1,474,064	100%	$1,474,176	100%	$1,485,133	100%	$1,621,344	100%
Securities to total assets	11.0%		11.3%		11.5%		12.1%		13.3%
Unrealized loss on available-for-sale debt securities	$(226,013)		$(207,265)		$(234,388)		$(258,614)		$(167,510)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$1,160,354	80%	$1,319,951	82%	$1,027,052	78%	$618,290	69%	$872,861	74%
Unpledged securities	281,098	20%	286,169	18%	280,165	21%	268,424	30%	305,781	26%
Equity securities, at fair value	3,031	—%	3,059	—%	2,990	1%	2,962	1%	3,103	—%
Total on-balance sheet liquidity	$1,444,483	100%	$1,609,179	100%	$1,310,207	100%	$889,676	100%	$1,181,745	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$3,396,674	53%	$3,755,059	55%	$3,595,812	52%	$3,376,027	55%	$3,533,368	54%
FHLB remaining borrowing capacity	548,052	9%	473,160	7%	829,959	12%	408,874	7%	713,384	11%
Federal Reserve discount window	2,476,347	38%	2,548,886	38%	2,470,000	36%	2,378,820	38%	2,302,292	35%
Total available sources of liquidity	$6,421,073	100%	$6,777,105	100%	$6,895,771	100%	$6,163,721	100%	$6,549,044	100%

On-balance sheet liquidity as a percentage of total assets	11.2%		12.3%		10.2%		7.26%		9.69%
On-balance sheet liquidity as a percentage of total tangible assets*	11.4%		12.5%		10.4%		7.41%		9.90%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits	261.0%		257.5%		230.0%		210.4%		239.9%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	16

Non-GAAP Reconciliations
For the Periods Ended
(Unaudited)
(Dollars in Thousands, Except Share Data)

	2023		2022
Adjusted net income	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Income before income taxes	$45,142	$46,078	$48,193	$40,762	$26,070
Plus mortgage restructuring expense	—	—	—	—	12,458
Less other non-operating items(1)	(901)	910	(2,562)	(387)	(2,010)
Adjusted pre-tax net income	46,043	45,168	50,755	41,149	40,538
Adjusted income tax expense	10,070	9,460	10,710	9,032	10,487
Adjusted net income	$35,973	$35,708	$40,045	$32,117	$30,051
Weighted average common shares outstanding - fully diluted	46,814,854	46,765,154	47,036,742	47,024,611	47,211,650
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.75	$0.78	$0.81	$0.68	$0.41
Plus mortgage restructuring expense	—	—	—	—	0.27
Less other non-operating items	(0.02)	0.02	(0.05)	—	(0.04)
Less tax effect	—	—	0.01	—	0.08
Adjusted diluted earnings per common share	$0.77	$0.76	$0.85	$0.68	$0.64
(1) The following table presents amounts included in "other non-operating items" for each of the periods presented:
	2023		2022
Other non-operating items:	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Gain on sales or write-downs of other real estate owned and other assets	$533	$—	$—	$—	$—
(Loss) gain from changes in fair value of commercial loans held for sale acquired in previous business combination	(8)	910	(2,562)	(387)	(2,010)
Severance expense	(1,426)	—	—	—	—
Total other non-operating items	$(901)	$910	$(2,562)	$(387)	$(2,010)

	2023		2022
Adjusted pre-tax pre-provision earnings	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Income before income taxes	$45,142	$46,078	$48,193	$40,762	$26,070
Plus provisions for credit losses	(1,078)	491	(456)	11,367	12,318
Pre-tax pre-provision earnings	44,064	46,569	47,737	52,129	38,388
Plus mortgage restructuring expense	—	—	—	—	12,458
Less other non-operating items	(901)	910	(2,562)	(387)	(2,010)
Adjusted pre-tax pre-provision earnings	$44,965	$45,659	$50,299	$52,516	$52,856

	2023		2022
Adjusted tangible net income	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Income before income taxes	$45,142	$46,078	$48,193	$40,762	$26,070
Plus mortgage restructuring expense	—	—	—	—	12,458
Less other non-operating items	(901)	910	(2,562)	(387)	(2,010)
Plus amortization of core deposit and other intangibles	940	990	1,039	1,108	1,194
Less income tax expense, adjusted for items above	10,315	9,718	10,980	9,321	10,799
Adjusted tangible net income	$36,668	$36,440	$40,814	$32,936	$30,933

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
For the Periods Ended
(Unaudited)
(Dollars in Thousands, Except Share Data)

Adjusted net income	YTD 2023	2022	2021	2020	2019
Income before income taxes	$91,220	$159,574	$243,051	$82,461	$109,539
Plus mortgage restructuring, offering, and merger and conversion expenses	—	12,458	605	34,879	7,380
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	66,136	—
Less other non-operating items(1)	9	(5,133)	11,032	(4,400)	—
Adjusted pre-tax net income	91,211	177,165	232,624	187,876	116,919
Adjusted income tax expense(2)	19,530	39,587	51,553	45,944	27,648
Adjusted net income	$71,681	$137,578	$181,071	$141,932	$89,271
Weighted average common shares outstanding - fully diluted	46,777,603	47,239,791	47,955,880	38,099,744	31,402,897
Adjusted diluted earnings per common share
Diluted earnings per common share	$1.53	$2.64	$3.97	$1.67	$2.65
Plus mortgage restructuring, offering, and merger and conversion expenses	—	0.26	0.01	0.92	0.24
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	1.74	—
Less other non-operating items	—	(0.11)	0.22	(0.11)	—
Less tax effect	—	0.10	(0.02)	0.71	0.06
Adjusted diluted earnings per common share	$1.53	$2.91	$3.78	$3.73	$2.83
(1) The following table presents amounts included in "other non-operating items" for each of the periods presented:
Other non-operating items:	YTD 2023	2022	2021	2020	2019
Gain (loss) on sales or write-downs of other real estate owned and other assets	$533	$—	$2,005	$(1,505)	$—
Gain (loss) from changes in fair value of commercial loans held for sale acquired in previous business combination	902	(5,133)	11,172	3,228	—
Severance expense	(1,426)	—	—	—	—
Cash life insurance benefit	—	—	—	715	—
Loss on swap cancellation	—	—	(1,510)	—	—
Gain from lease terminations	—	—	787	—	—
Certain nonrecurring charitable contributions	—	—	(1,422)	—	—
FHLB prepayment penalties	—	—	—	(6,838)	—
Total other non-operating items	$9	$(5,133)	$11,032	$(4,400)	$—
(2) 2021 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to previous business combination.

Adjusted pre-tax pre-provision earnings	YTD 2023	2022	2021	2020	2019
Income before income taxes	$91,220	$159,574	$243,051	$82,461	$109,539
Plus provisions for credit losses	(587)	18,982	(40,993)	107,967	7,053
Pre-tax pre-provision earnings	90,633	178,556	202,058	190,428	116,592
Plus mortgage restructuring, offering, and merger and conversion expenses	—	12,458	605	34,879	7,380
Less other non-operating items	9	(5,133)	11,032	(4,400)	—
Adjusted pre-tax pre-provision earnings	$90,624	$196,147	$191,631	$229,707	$123,972

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
For the Periods Ended
(Unaudited)
(Dollars in Thousands)

Adjusted tangible net income	YTD 2023	2022	2021	2020	2019
Income before income taxes	$91,220	$159,574	$243,051	$82,461	$109,539
Plus mortgage restructuring, offering, merger and conversion costs	—	12,458	605	34,879	7,380
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	66,136	—
Less other non-operating items	9	(5,133)	11,032	(4,400)	—
Plus amortization of core deposit and other intangibles	1,930	4,585	5,473	5,323	4,339
Less income tax expense, adjusted for items above	20,033	40,782	52,979	47,331	28,779
Adjusted tangible net income	$73,108	$140,968	$185,118	$145,868	$92,479

	2023		2022
Core efficiency ratio (tax-equivalent basis)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total noninterest expense	$81,292	$80,440	$80,230	$81,847	$96,997
Less mortgage restructuring expense	—	—	—	—	12,458
Less severance expense	1,426	—	—	—	—
Core noninterest expense	$79,866	$80,440	$80,230	$81,847	$84,539
Net interest income (tax-equivalent basis)	$102,383	$104,493	$111,279	$112,145	$102,926
Total noninterest income	23,813	23,349	17,469	22,592	33,214
Less (loss) gain from changes in fair value of commercial loans held for sale acquired in previous business combination	(8)	910	(2,562)	(387)	(2,010)
Less gain (loss) on sales or write-downs of other real estate owned and other assets	533	(183)	(252)	429	(8)
Less (loss) gain from securities, net	(28)	69	25	(140)	(109)
Core noninterest income	23,316	22,553	20,258	22,690	35,341
Core revenue	$125,699	$127,046	$131,537	$134,835	$138,267
Efficiency ratio (GAAP)(a)	64.8%	63.3%	62.7%	61.1%	71.6%
Core efficiency ratio (tax-equivalent basis)	63.5%	63.3%	61.0%	60.7%	61.1%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2023		2022
Banking segment core efficiency ratio (tax equivalent)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Banking segment noninterest expense	$67,653	$68,350	$66,926	$65,886	$59,320
Less severance expense	1,001	—	—	—	—
Banking segment core noninterest expense	$66,652	$68,350	$66,926	$65,886	$59,320
Banking segment net interest income	101,543	103,660	110,498	111,384	102,171
Banking segment net interest income (tax-equivalent basis)	102,383	104,493	111,279	112,145	102,926
Banking segment noninterest income	11,480	11,493	8,345	10,293	10,699
Less (loss) gain from changes in fair value of commercial loans held for sale acquired in previous business combination	(8)	910	(2,562)	(387)	(2,010)
Less gain (loss) on sales or write-downs of other real estate owned and other assets	558	249	(228)	514	36
Less (loss) gain from securities, net	(28)	69	25	(140)	(109)
Banking segment core noninterest income	10,958	10,265	11,110	10,306	12,782
Banking segment total revenue	$113,023	$115,153	$118,843	$121,677	$112,870
Banking segment total core revenue	$113,341	$114,758	$122,389	$122,451	$115,708
Banking segment efficiency ratio (GAAP)	59.9%	59.4%	56.3%	54.1%	52.6%
Banking segment core efficiency ratio (tax-equivalent basis)	58.8%	59.6%	54.7%	53.8%	51.3%

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
For the Periods Ended
(Unaudited)
(Dollars in Thousands)

	2023		2022
Mortgage segment core efficiency ratio (tax-equivalent)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Mortgage segment noninterest expense	$13,639	$12,090	$13,304	$15,961	$37,677
Less severance expense	425	—	—	—	—
Less mortgage restructuring expense	—	—	—	—	12,458
Mortgage segment core noninterest expense	$13,214	$12,090	$13,304	$15,961	$25,219
Mortgage segment net interest income	—	—	—	—	—
Mortgage segment noninterest income	12,333	11,856	9,124	12,299	22,515
Less (loss) gain on sales or write-downs of other real estate owned	(25)	(432)	(24)	(85)	(44)
Mortgage segment core noninterest income	12,358	12,288	9,148	12,384	22,559
Mortgage segment total revenue	$12,333	$11,856	$9,124	$12,299	$22,515
Mortgage segment core total revenue	$12,358	$12,288	$9,148	$12,384	$22,559
Mortgage segment efficiency ratio (GAAP)	110.6%	102.0%	145.8%	129.8%	167.3%
Mortgage segment core efficiency ratio (tax-equivalent basis)	106.9%	98.4%	145.4%	128.9%	111.8%

	2023		2022
Adjusted Banking segment pre-tax pre-provision earnings	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Banking segment pre-tax net contribution	$46,448	$46,312	$52,373	$44,424	$41,232
Plus provisions for credit losses	(1,078)	491	(456)	11,367	12,318
Banking segment pre-tax pre-provision earnings	45,370	46,803	51,917	55,791	53,550
Less other non-operating items	(476)	910	(2,562)	(387)	(2,010)
Adjusted Banking segment pre-tax pre-provision earnings	$45,846	$45,893	$54,479	$56,178	$55,560

	2023		2022
Adjusted Mortgage segment loss	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Mortgage segment pre-tax net loss	$(1,306)	$(234)	$(4,180)	$(3,662)	$(15,162)
Plus mortgage restructuring expense	—	—	—	—	12,458
Less other non-operating items	(425)	—	—	—	—
Adjusted Mortgage segment pre-tax net loss	$(881)	$(234)	$(4,180)	$(3,662)	$(2,704)

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
For the Periods Ended
(Unaudited)
(Dollars in Thousands, Except Share Data)

	2023		2022
Tangible assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Tangible assets
Total assets	$12,887,395	$13,101,147	$12,847,756	$12,258,082	$12,193,862
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	10,438	11,378	12,368	13,407	14,515
Tangible assets	$12,634,396	$12,847,208	$12,592,827	$12,002,114	$11,936,786
Tangible common equity
Total common shareholders' equity	$1,386,951	$1,369,696	$1,325,425	$1,281,161	$1,319,852
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	10,438	11,378	12,368	13,407	14,515
Tangible common equity	$1,133,952	$1,115,757	$1,070,496	$1,025,193	$1,062,776
Less accumulated other comprehensive loss, net	(163,407)	(149,566)	(169,433)	(187,440)	(120,495)
Adjusted tangible common equity	$1,297,359	$1,265,323	$1,239,929	$1,212,633	$1,183,271
Common shares outstanding	46,798,751	46,762,626	46,737,912	46,926,377	46,881,896
Book value per common share	$29.64	$29.29	$28.36	$27.30	$28.15
Tangible book value per common share	$24.23	$23.86	$22.90	$21.85	$22.67
Adjusted tangible book value per common share	$27.72	$27.06	$26.53	$25.84	$25.24
Total common shareholders' equity to total assets	10.8%	10.5%	10.3%	10.5%	10.8%
Tangible common equity to tangible assets	8.98%	8.68%	8.50%	8.54%	8.90%
On-balance sheet liquidity:
Cash and cash equivalents	$1,160,354	$1,319,951	$1,027,052	$618,290	$872,861
Unpledged securities	281,098	286,169	280,165	268,424	305,781
Equity securities, at fair value	3,031	3,059	2,990	2,962	3,103
Total on-balance sheet liquidity	$1,444,483	$1,609,179	$1,310,207	$889,676	$1,181,745
On-balance sheet liquidity as a percentage of total assets	11.2%	12.3%	10.2%	7.26%	9.69%
On-balance sheet liquidity as a percentage of total tangible assets	11.4%	12.5%	10.4%	7.41%	9.90%

FB Financial Corporation	21

Non-GAAP Reconciliations (continued)
For the Periods Ended
(Unaudited)
(Dollars in Thousands)

	2023		2022
Return on average tangible common equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Average common shareholders' equity	$1,376,818	$1,343,227	$1,294,758	$1,336,143	$1,352,701
Less average goodwill	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	10,913	11,862	12,865	13,953	15,144
Average tangible common equity	$1,123,344	$1,088,804	$1,039,332	$1,079,629	$1,094,996
Net income	$35,299	$36,381	$38,143	$31,831	$19,345
Return on average common equity	10.3%	11.0%	11.7%	9.45%	5.74%
Return on average tangible common equity	12.6%	13.6%	14.6%	11.7%	7.09%
Adjusted tangible net income(1)	$36,668	$36,440	$40,814	$32,936	$30,933
Adjusted return on average tangible common equity	13.1%	13.6%	15.6%	12.1%	11.3%

Return on average tangible common equity	YTD 2023	2022	2021	2020	2019
Average common shareholders' equity	$1,360,108	$1,349,583	$1,361,637	$966,336	$723,494
Less average goodwill	242,561	242,561	242,561	199,104	160,587
Less average intangibles, net	11,385	14,573	19,606	22,659	17,236
Average tangible common equity	$1,106,162	$1,092,449	$1,099,470	$744,573	$545,671
Net income	$71,680	$124,555	$190,285	$63,621	$83,814
Return on average common equity	10.6%	9.23%	14.0%	6.58%	11.6%
Return on average tangible common equity	13.1%	11.4%	17.3%	8.54%	15.4%
Adjusted tangible net income(1)	$73,108	$140,968	$185,118	$145,868	$92,479
Adjusted return on average tangible common equity	13.3%	12.9%	16.8%	19.6%	16.9%
(1) The Company's calculation of adjusted return on average tangible common equity was modified in the second quarter of 2023 to exclude amortization of core deposits and other    intangibles from adjusted net income. Prior periods shown have been revised to conform with this methodology.

FB Financial Corporation	22

Non-GAAP Reconciliations (continued)
For the Periods Ended
(Unaudited)
(Dollars in Thousands)

	2023		2022
Adjusted return on average assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net income	$35,299	$36,381	$38,143	$31,831	$19,345
Average assets	12,826,449	12,861,614	12,446,027	12,038,115	12,427,479
Average common equity	1,376,818	1,343,227	1,294,758	1,336,143	1,352,701
Return on average assets	1.10%	1.15%	1.22%	1.05%	0.62%
Return on average common equity	10.3%	11.0%	11.7%	9.45%	5.74%
Adjusted net income	$35,973	$35,708	$40,045	$32,117	$30,051
Adjusted return on average assets	1.12%	1.13%	1.28%	1.06%	0.97%
Adjusted return on average common equity	10.5%	10.8%	12.27%	9.54%	8.91%
Adjusted pre-tax pre-provision earnings	$44,965	$45,659	$50,299	$52,516	$52,856
Adjusted pre-tax pre-provision return on average assets	1.41%	1.44%	1.60%	1.73%	1.71%

Adjusted return on average assets and equity	YTD 2023	2022	2021	2020	2019
Net income	$71,680	$124,555	$190,285	$63,621	$83,814
Average assets	12,844,135	12,377,850	11,848,460	8,438,100	5,777,672
Average common equity	1,360,108	1,349,583	1,361,637	966,336	723,494
Return on average assets	1.13%	1.01%	1.61%	0.75%	1.45%
Return on average common equity	10.6%	9.23%	14.0%	6.58%	11.6%
Adjusted net income	$71,681	$137,578	$181,071	$141,932	$89,271
Adjusted return on average assets	1.13%	1.11%	1.53%	1.68%	1.55%
Adjusted return on average common equity	10.6%	10.2%	13.3%	14.7%	12.3%
Adjusted pre-tax pre-provision earnings	$90,624	$196,147	$191,631	$229,707	$123,972
Adjusted pre-tax pre-provision return on average assets	1.42%	1.58%	1.62%	2.72%	2.15%

FB Financial Corporation	23